Exhibit 10.5

COPYRIGHT SECURITY AGREEMENT

COPYRIGHT SECURITY AGREEMENT (this “Agreement”), dated as of August 7, 2007, by ALLISON TRANSMISSION, INC. (formerly known as Clutch Operating Company, Inc.), a Delaware corporation (the “Grantor” and, collectively, the “Grantors”), in favor of CITICORP NORTH AMERICA, INC. (“Citi”), as agent for the Secured Parties (as defined in the Credit Agreement referred to below) (in such capacity, the “Administrative Agent”).

W i t n e s s e t h:

WHEREAS, pursuant to the Credit Agreement, dated as of August 7, 2007 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among ALLISON TRANSMISSION HOLDINGS, INC. (formerly known as Clutch Holdings, Inc.), a Delaware corporation (“Holdings”), the Grantor, the several banks and other financial institutions or entities from time to time parties to this Agreement (the “Lenders”), CITI, as Administrative Agent and Collateral Agent, LEHMAN BROTHERS COMMERCIAL BANK and MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, as Syndication Agents, SUMITOMO MITSUI BANKING CORPORATION, as Documentation Agent and Co-Arranger, and CITIGROUP GLOBAL MARKETS INC., LEHMAN BROTHERS INC. and MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, as Joint Lead Arrangers and Joint Bookrunners have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein; and

WHEREAS, the Grantor is party to a Guarantee and Collateral Agreement of even date herewith in favor of the Administrative Agent (the “Collateral Agreement”) pursuant to which the Grantor is required to execute and deliver this Agreement;

NOW, THEREFORE, in consideration of the premises and to induce the Lenders and the Administrative Agent to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder, the Grantor hereby agrees with the Administrative Agent as follows:

Section 1. Defined Terms

Unless otherwise defined herein, terms defined in the Credit Agreement or in the Collateral Agreement and used herein have the meaning given to them in the Credit Agreement or the Collateral Agreement.

Section 2. Grant of Security Interest in Copyright Collateral

The Grantor, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Borrower Obligations of such Grantor, hereby mortgages, pledges and hypothecates to the Administrative Agent for the benefit of the Secured Parties, and grants to the Administrative Agent for the benefit of the Secured Parties a lien on and security interest in, all of its right, title and interest in, to and under the following Collateral of such Grantor (the “Copyright Collateral”):

(a) all of its Copyrights and Copyright Licenses to which it is a party, including, without limitation, those referred to on Schedule I hereto;

(b) all extensions of the foregoing; and

(c) all Proceeds of the foregoing, including, without limitation, any claim by Grantor against third parties for past, present or future infringement of any Copyright or Copyright licensed under any Copyright License.

Section 3. Collateral Agreement

The security interest granted pursuant to this Agreement is granted in conjunction with the security interest granted to the Administrative Agent pursuant to the Collateral Agreement and the Grantor hereby acknowledges and affirms that the rights and remedies of the Administrative Agent with respect to the security interest in the Copyright Collateral made and granted hereby are more fully set forth in the Collateral Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each of the undersigned have caused this Agreement to be duly executed and delivered as of the date first set forth above.

ALLISON TRANSMISSION, INC., as Grantor

By:	/s/ John L. Hazen
Name:	John L. Hazen
Title:	Chief Financial Officer

ACCEPTED AND AGREED as of the date first above written:

CITICORP NORTH AMERICA, INC., as Administrative Agent

By:	/s/ Francesco A. DelVecchio
Name:	Francesco A. DelVecchio
Title:	Vice President

[SIGNATURE PAGE TO COPYRIGHT SECURITY AGREEMENT]

Schedule I

to

Copyright Security Agreement

Copyright Registrations

•	See Attachment A hereto.

•	All unregistered Copyrights used exclusively in the Business (excluding all Software).